PRESS RELEASE	SOURCE: First Trust Advisors L.P.

Board of First Trust Specialty Finance and Financial Opportunities Fund Approves Conversion into an ETF and sets date of Annual Shareholder Meeting

WHEATON, IL – (BUSINESS WIRE) – September 10, 2024 – First Trust Advisors L.P. (“FTA”) announced today that the Board of Trustees of First Trust Specialty Finance and Financial Opportunities Fund (NYSE: FGB), a closed-end fund managed by FTA, approved the reorganization (the “Reorganization”) of FGB into FT Confluence BDC & Specialty Finance Income ETF, a newly created exchange-traded fund (“ETF”) that will be traded on the NYSE and will be an actively managed ETF managed by FTA and sub-advised by Confluence Investment Management LLC (“Confluence” or the “Sub-Advisor”), FGB’s current sub-advisor.

Under the terms of the Reorganization, which is expected to be tax-free, the assets of FGB would be transferred to, and the liabilities of FGB would be assumed by, the new ETF, and shareholders of FGB would receive shares of the new ETF with a value equal to the aggregate net asset value of the FGB shares held by them. It is currently expected that the Reorganization will be consummated during 2025, subject to requisite approval by the shareholders of FGB and satisfaction of applicable regulatory requirements and approvals and customary closing conditions. There is no assurance when or whether such approvals, or any other approvals required for the Reorganization, will be obtained. More information on the Reorganization will be contained in registration statement and/or proxy materials that will be filed with the SEC in the coming weeks.

The Board of Trustees of FGB also set the date for the 2024 annual meeting of shareholders of FGB. The annual meeting of shareholders of FGB (the “Meeting”) will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on November 12, 2024. More information on the Meeting will be contained in proxy materials that will be sent to shareholders of FGB in the coming weeks. A separate special meeting of shareholders will be scheduled for a future date to consider the Reorganization.

FGB is a diversified, closed-end management investment company that seeks to provide a high level of current income with a secondary focus on total return. Under normal market conditions, FGB pursues its investment objectives by investing at least 80% of its Managed Assets in a portfolio of securities of specialty finance and other financial companies that Confluence believes offer attractive opportunities for income and capital appreciation. “Managed Assets” means the total asset value of FGB minus the sum of FGB’s liabilities other than the principal amount of borrowings, if any.

FTA is a federally registered investment advisor and serves as the investment advisor of FGB. FTA and its affiliate First Trust Portfolios L.P. (“FTP”), a FINRA registered broker-dealer, are privately-held companies that provide a variety of investment services. FTA has collective assets under management or supervision of approximately $241 billion as of August 31, 2024 through unit investment trusts, exchange-traded funds, closed-end funds, mutual funds and separately managed accounts. FTA is the supervisor of the First Trust unit investment trusts, while FTP is the sponsor. FTP is also a distributor of mutual fund shares and exchange-traded fund creation units. FTA and FTP are based in Wheaton, Illinois.

Confluence serves as FGB’s investment sub-advisor. The Confluence team has more than 500 years of combined financial experience and 300 years of portfolio management/research experience, maintaining a proven track record that dates back to 1994. As of July 31, 2024, Confluence had more than $12.6 billion in assets under management and advisement.

Additional Information about the Proposed Reorganization and Where to Find It

This press release is not intended to, and shall not, constitute an offer to purchase or sell shares of FGB or the new ETF; nor is this press release intended to solicit a proxy from any shareholder of FGB. The solicitation of the purchase or sale of securities or of proxies to effect the Reorganization may only be made by a final, effective Registration Statement that includes a definitive Proxy Statement/Prospectus.

This press release references a Registration Statement, which includes a Proxy Statement/Prospectus, to be filed by FGB and the new ETF. This Registration Statement has yet to be filed with the SEC. After the Registration Statement is filed with the SEC, it may be amended or withdrawn and the Proxy Statement/Prospectus will not be distributed to shareholders of FGB unless and until the Registration Statement is declared effective by the SEC.

FGB, the new ETF, FTA, FTP and their respective trustees, officers and employees, and other persons may be deemed to be participants in the solicitation of proxies with respect to the proposed Reorganization. Investors and shareholders may obtain more detailed information regarding the direct and indirect interests of FGB’s, the new ETF’s, FTA’s and FTP’s respective directors, trustees, officers and employees by reading the Proxy Statement/Prospectus regarding the proposed Reorganization when it is filed with the SEC.

Investors and security holders of FGB are urged to read the Proxy Statement/Prospectus and other documents filed with the SEC carefully in their entirety when they become available because they will contain important information about the proposed Reorganization. Investors should consider the investment objectives, risks, charges and expenses of FGB and the new ETF carefully. The Proxy Statement/Prospectus will contain information with respect to the investment objectives, risks, charges and expenses, and other important information about FGB and the new ETF. The Proxy Statement/Prospectus will constitute neither an offer to sell securities, nor will it constitute a solicitation of an offer to buy securities, in any state where such offer or sale is not permitted.

Investors may obtain free copies of the Registration Statement and Proxy Statement/Prospectus and other documents (when they become available) filed with the SEC at the SEC’s web site at www.sec.gov. In addition, free copies of the Proxy Statement/Prospectus and other documents filed with the SEC may also be obtained after the Registration Statement becomes effective by calling FTA toll-free at (800) 621-1675.

The information presented is not intended to constitute an investment recommendation for, or advice to, any specific person. By providing this information, First Trust is not undertaking to give advice in any fiduciary capacity within the meaning of ERISA and the Internal Revenue Code. First Trust has no knowledge of and has not been provided any information regarding any investor. Financial advisors must determine whether particular investments are appropriate for their clients. First Trust believes the financial advisor is a fiduciary, is capable of evaluating investment risks independently and is responsible for exercising independent judgment with respect to its retirement plan clients.

Forward Looking Statements

Certain statements made in this press release that are not historical facts are referred to as “forward-looking statements” under the U.S. federal securities laws. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements due to numerous factors. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from those anticipated in any forward-looking statements. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. FTA, FGB and the new ETF undertake no responsibility to update publicly or revise any forward-looking statements.

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CONTACT: Jeff Margolin – (630) 517-7643

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CONTACT: Daniel Lindquist – (630) 765-8692

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CONTACT: Chris Fallow – (630) 517-7628

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SOURCE: First Trust Advisors L.P.